                                                                     Exhibit 3.8

                                                                             250
                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                            HARRISBURG, PA 17105-8722


A&A AUTO PARTS STORES, INC.

     THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.


                                                       ENTITY NUMBER:  2872663

                                                    MICROFILM NUMBER:  09929

                                                                       0260-0261


PEPPER HAMILTON LLP
COUNTER

Microfilm Number 9929-260               Filed with the Department of State on
                                        April 19, 1999

Entity Number 2872663                   /s/ Kim Pizzingulli
                                        ----------------------------------------
                                                   Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF

                           A&A Auto Parts Stores, Inc.
                           ---------------------------
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

[XX] Business-stock (15 Pa.C.S. Section 1306)

[_]  Business-nonstock (15 Pa.C.S. Section 2102)

[_]  Business-statutory close (15 Pa.C.S. Section 2303)

[_]  Cooperative (15 Pa.C.S. Section 7102)

[_]  Management (15 Pa.C.S. Section 2702)

[_]  Professional (15 Pa.C.S. Section 2903)

[_]  Insurance (15 Pa.C.S. Section 3101)

              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The name of the corporation is: A&A Auto Parts Stores, Inc.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)  44 Tunkhannock Avenue        Exeter        PA           18643       Luzerne
   -----------------------------------------------------------------------------
     Number and Street            City          State        Zip         County

(b) c/o:
        ------------------------------------------------------------------------
          Name of Commercial Registered Office Provider                  County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 100,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street if any, of each Incorporator is;

          Name                          Address
          ----------------              ----------------------------------------
          Ann B. Cianflone              44 Tunkhannock Avenue, Exeter, PA 18643

6. The specified effective date, if any, is:  April   20    1999
                                              ----------------------------------
                                              month   day   year   hour, if any

7. Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. [OMITTED]

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is: n/a

     IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 19/th/ day of April, 1999.


                                          /s/ Ann Cianflone
                                          --------------------------------------
                                                       (Signature)


                                          /s/
                                          --------------------------------------
                                                       (Signature)

Microfilm Number 9929-260               Filed with the Department of State on
                                        April 19, 1999


Entity Number 2872663                   /s/ Kim Pizzingulli
                                        ----------------------------------------
                                                   Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF

                           A&A Auto Parts Stores, Inc.
                           ---------------------------
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

[XX] Business-stock (15 Pa.C.S. Section 1306)

[_]  Business-nonstock (15 Pa.C.S. Section 2102)

[_]  Business-statutory close (15 Pa.C.S. Section 2303)

[_]  Cooperative (15 Pa.C.S. Section 7102)

[_]  Management (15 Pa.C.S. Section 2702)

[_]  Professional (15 Pa.C.S. Section 2903)

[_]  Insurance (15 Pa.C.S. Section 3101)

              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The name of the corporation is: A&A Auto Parts Stores, Inc.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)  44 Tunkhannock Avenue        Exeter        PA           18643       Luzerne
   -----------------------------------------------------------------------------
     Number and Street            City          State        Zip         County

(b) c/o:
        ------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                   County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 100,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street if any, of each Incorporator is;

          Name                          Address
          ----------------              ----------------------------------------
          Ann B. Cianflone              44 Tunkhannock Avenue, Exeter, PA 18643

6. The specified effective date, if any, is:  April   20    1999
                                              ----------------------------------
                                              month   day   year   hour, if any

7. Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. [OMITTED]

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is: n/a.

     IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 19/th/ day of April, 1999.


                                        /s/ Ann Cianflone
                                        ----------------------------------------
                                                       (Signature)


                                        ----------------------------------------
                                                       (Signature)

Entity Number_____________              ----------------------------------------
                                                   Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF

                           A&A Auto Parts Stores, Inc.
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

[XX] Business-stock (15 Pa.C.S. Section 1306)

[_]  Business-nonstock (15 Pa.C.S. Section 2102)

[_]  Business-statutory close (15 Pa.C.S. Section 2303)

[_]  Cooperative (15 Pa.C.S. Section 7102)

[_]  Management (15 Pa.C.S. Section 2702)

[_]  Professional (15 Pa.C.S. Section 2903)

[_]  Insurance (15 Pa.C.S. Section 3101)

              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The name of the corporation is: A&A Auto Parts Stores, Inc..

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)    44 Tunkhannock Avenue              Exeter     PA        18643     Luzerne
   -----------------------------------------------------------------------------
       Number and Street                  City       State     Zip       County

(b) c/o:
        ------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                   County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 100,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street if any, of each Incorporator is;

       Name                             Address
       ----------------                 ----------------------------------------
       Ann B. Cianflone                 44 Tunkhannock Avenue, Exeter, PA  18643

Microfilm Number__________     Filed with the Department of State on ___________


Entity Number ___________                 --------------------------------------
                                                   Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF

                           A&A Auto Parts Stores, Inc.
                           ---------------------------
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

[XX] Business-stock (15 Pa.C.S. Section 1306)

[_]  Business-nonstock (15 Pa.C.S. Section 2102)

[_]  Business-statutory close (15 Pa.C.S. Section 2303)

[_]  Cooperative (15 Pa.C.S. Section 7102)

[_]  Management (15 Pa.C.S. Section 2702)

[_]  Professional (15 Pa.C.S. Section 2903)

[_]  Insurance (15 Pa.C.S. Section 3101)

              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The name of the corporation is: A&A Auto Parts Stores, Inc.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)    44 Tunkhannock Avenue              Exeter     PA        18643     Luzerne
   -----------------------------------------------------------------------------
       Number and Street                  City       State     Zip       County

(b) c/o:
        ------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                   County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 100,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street if any, of each Incorporator is;

       Name                             Address
       ----------------                 ----------------------------------------
       Ann B. Cianflone                 44 Tunkhannock Avenue, Exeter, PA  18643

6. The specified effective date, if any, is:   April   20    1999
                                               ---------------------------------
                                               month   day   year   hour, if any

7. Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. [OMITTED]

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is: n/a.

     IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 19/th/ day of April, 1999.


                                          /s/ Ann Cianflone
                                          --------------------------------------
                                                      (Signature)


                                          --------------------------------------
                                                      (Signature)

DOCKETING STATEMENT DSCB:15-134A (Rev 95)
DEPARTMENTS OF STATE AND REVENUE

FILING FEE: NONE

BUREAU USE ONLY:
Dept. of State Entity Number ___________________________________________________

Revenue Box Number _____________________________________________________________

Filing Period ________________          Date 3 4 5 _____________________________

SIC ______________________              Report Code ____________________________

This form (file in triplicate) and all accompanying documents shall be mailed to:
COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
P.O. BOX 8722
HARRISBURG, PA 17105-8722

Check proper box:

[XX] Pa. Business-stock

[_]  Pa. Business-nonstock

[_]  Pa. Business-Management

[_]  Pa. Professional

[_]  Pa. Business-statutory close

[_]  Pa. Business-cooperative

[_]  Pa. Nonprofit-stock

[_]  Pa.Nonprofit-nonstock

[_]  Foreign-business

[_]  Foreign-nonprofit

[_]  Motor Vehicle for Hire

[_]  Insurance

[_]  Foreign-Certificate of Authority to D/B/A _________________________________

[_]  Business Trust

[_]  Pa. Limited Liability Company

[_]  Pa. Restricted Professional Limited Liability Company

[_]  Foreign Limited Liability Company

[_]  Foreign Restricted Professional Limited Liability Company

Association registering as a result of (check box):

[XX] Incorporation (Pa.)

[_]  Domestication

[_]  Consolidation

[_]  Authorization of a foreign association

[_]  Division

[_]  Summary of Record

[_]  Organization (Pa.)

1. Name of association: A&A Auto Parts Stores, Inc.

2. Location of (a) initial registered office in Pennsylvania or (b) the name and county of the commercial registered office provider:

(a)    44 Tunkhannock Avenue              Exeter     PA        18643     Luzerne
   -----------------------------------------------------------------------------
       Number and Street                  City       State     Zip       County

(b) c/o:
        ------------------------------------------------------------------------
         Name of commercial registered office provider                   County

3. State or Country of Incorporation/Organization: Pennsylvania

4. Specified effective date, if applicable: April 20, 1999

5. Federal Identification Number: applied for

6. Describe principal Pennsylvania activity to be engaged in, within one year of this application date: retail sales and all other activities allowed for by law

Names, residences and social security numbers of the chief executive officer, secretary and treasurer or individual responsible for maintaining financial records:

Name             Address                             Title                Social Security #
Ronald Elmquist  301 Thackarey Close, Moosic, PA     CEO & President      ###-##-####
-------------------------------------------------------------------------------------
Patrick Judge    401 Thackarey Close, Moosic, PA     Exec. V.P. & Treas.  ###-##-####
-------------------------------------------------------------------------------------
Ann Cianflone    35 Crisrnan Street, Forty Fort, PA  Secretary            ###-##-####
-------------------------------------------------------------------------------------

If professional association, include officer's professional license numbers with the respective Pennsylvania Professional Board.

8. Location of principal place of business:

44  44 Tunkhannock Avenue                             Exeter     PA        18643
--------------------------------------------------------------------------------
Number and Street/RD number and Box                   City       State     Zip

9. Mailing address if different than #8 (Location where correspondence, tax report form, etc. are to be sent):

--------------------------------------------------------------------------------
Number and Street/RD number and Box                   City       State     Zip

10. Act of General Assembly or authority under which you are organized or incorporated (Full citation of statute or other authority; attach a separate sheet if more space is required): Business Corporation Law of 1988

11. Date and state of incorporation or organization
(foreign association only):_____________________________________________________

12. Date business started in Pennsylvania
(foreign association only):_____________________________________________________

13. Is the association authorized to issue capital stock? [XX] YES  [_] NO

14. Association's fiscal year ends: on or about December 31

     This statement shall be deemed to have been executed by the individual who executed the accompanying submittal. See 18 Pa.C.S. Section 4904 (relating to unsworn falsification to authorities).

                      Instructions for Completion of Form:

A. A separate completed set of copies of this form shall be submitted for each entity or registration resulting from the transaction,

B. The Bureau of Corporation Taxes in the Pennsylvania Department of Revenue should be notified of any address changes. Notification should be sent to the Processing Division, Bureau of Corporation Taxes. Pa. Department of Revenue, Dept. 280705. Harrisburg, PA 17128-0705.

C. All Pennsylvania corporate tax reports, except those for motor vehicle for hire, must be filed with the Commonwealth on the same fiscal basis as filed with the U.S. government. Motor vehicle for hire, i.e., gross receipts tax reports, must be filed on a calendar year basis only.

D. The disclosure of the social security number of the corporate officers in Paragraph 7 is voluntary. The numbers are used to assure the proper identification of corporation officers by the Department of Revenue in accordance with the Fiscal Code.